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
                                                                                                             EXHIBIT 4.2
                                                   webMETHODS                                        SHARES
NUMBER
WM                                               WEBMETHODS, INC.                                 COMMON STOCK
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                                         SEE REVERSE FOR
                                                                                     CERTAIN DEFINITIONS AND INFORMATION
                                                                                               CONCERNING CERTAIN RIGHTS

        THIS
        CERTIFIES
        THAT




        is the owner of

                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

                                                          WEBMETHODS, INC.
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        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        Dated:
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM - as tenants in common      UNIF GIFT MIN ACT -             UNIF TRAN MIN ACT-
                                    ________ Custodian __________   _____ Custodian  ________
TEN ENT - as tenants by the           (Cust)            (Minor)     (Cust)           (Minor)
          entireties                under Uniform Gifts to Minors   under Uniform Transfers to
                                    Act _________________________   Minors Act _____________
JT TEN - as joint tenants with              (State)                                (State)
         right of survivorship
         and not as tenants in
         common
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    Additional abbreviations may also be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto
        Please insert social security or other
        Identifying number of assignee

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE)


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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                    NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


   SIGNATURE(S) GUARANTEED:  ---------------------------------------------------
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.


   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILIATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.